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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
              _________________________________________________




                As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 27, 1994 included (or incorporated by reference) in Trak Auto Corporation's Form 10-K for the year ended January 29, 1994 and to all references to our Firm included in this registration statement.




                                                       ARTHUR ANDERSEN & CO.


Washington, D.C.
April 27, 1994